                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


       Date of Report (Date of Earliest Event Reported):  May 9, 1996

                           THACKERAY CORPORATION
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
- ---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-8254                                     04-2446697
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

      400 Madison Avenue, New York, N.Y.                       10017
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 759-3695
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.   Other Events
               ------------

               The information set forth in the press release issued by Thackeray Corporation, attached hereto as Exhibit 99, is incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits
               ---------------------------------

               (c)  Exhibits
                    --------

               99   Press release of Thackeray Corporation dated
                    May 9, 1996.



                                       1
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                                    SIGNATURE

               Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THACKERAY CORPORATION
                                   (Registrant)



                                   By:/s/ Jules Ross
                                      ----------------------
                                      Jules Ross
                                      Vice President


     Date:  May 10, 1996

                                       2
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                                  EXHIBIT INDEX
                                  -------------

     Item No.         Description
     --------         -----------
     99             Press release of Thackeray
                    Corporation dated May 9, 1996.



                                       3









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